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Prime Succession Acquisition Corp.
345 Park Avenue
New York, New York, 10154



August 1, 1996


Mr. Gary Wright
5211 Kirby Road
Lawrenceburg, IN 47025
U.S.A.


Dear Gary:

This letter is intended to outline our mutually agreed initial compensation arrangements for you as President and Chief Executive Officer of Prime Succession Acquisition Corp. (to be renamed Prime Succession Inc. ('Prime")) (hereinafter collectively referred to as the "Company").

         1. Salary. Employment will commence August 1, 1996 and your base salary will be $225,000 per year, subject to annual review in January of each year commencing January 1998, with annual increases subject to the discretion of the Company's Board of Directors.

         2. Annual Bonus. You will be eligible for annual cash bonuses based on the performance criteria detailed in the attached Schedule A. As outlined in Schedule A. EBITDA targets for 1999 and later years will be set each year, by unanimous consent of the Board of Directors, by February 1 of the bonus year.

         3. Long Term Incentive. If and when there is a change of control of Prime (following the acquisition of Prime by Loewen Group International, Inc. and/or its affiliates (collectively "LGII") and Blackstone Capital Partners II Merchant Banking Fund L.P. and/or its affiliates (collectively "Blackstone")) or LGII disposes of a majority of its holdings in Prime, provided the performance criteria as detailed in the attached Schedule B are attained, you will be paid a lump sum amount of $500,000 or more as set forth in Schedule B.

         4. Benefit Programs. During your employment we understand that you will continue on the LGII Executive Benefit Programs until you are enrolled in the Prime Executive Benefit Programs, to be defined by the Board of Prime by December 31, 1996.

         5. Stock Investment Program. You will be entitled to participate in and invest, through a partnership, up to $100,000 in a Management Stock Investment



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Prime Succession Acquisition Corp.
345 Park Avenue
New York, New York, 10154



            Program under the same terms and conditions as Blackstone, subject to the customary vesting and related provisions. The Company or an affiliate of the Company will loan the amount of such investment to you.

         6. Formal Contract. This summary of compensation and related employment arrangements will be reflected in a formal contract to be entered into by December 31, 1996 at mutually acceptable terms.

         7. Currency.  All dollar figures herein are U.S. currency.

         8. Targets. The Board of the Company may, by unanimous vote, lower any of the EBITDA targets set out in Schedules A or B.


Yours truly,

PRIME SUCCESSION ACQUISITION CORP.



Per: /s/ Chinh Chu
     -------------------
                                      All of the Above is Accepted and Agreed
                                      Upon this    day of August, 1996

                                      /s/ Gary L. Wright
                                      ------------------------------
                                      Gary L. Wright


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Prime Succession Acquisition Corp.
345 Park Avenue
New York, New York, 10154

                                  SCHEDULE A

Annual Incentive Bonus Program

For the fiscal period ended December 31, 1996 the Board will consider a bonus; such bonus shall require unanimous consent of the Board.

For the fiscal year ended December 31, 1997 and 1998, a bonus payment will be made annually based on the audited EBITDA (as defined in the Put/Call Agreement) in relation to the projected EBITDA as described below (plus Budgeted EBITDA for subsequent acquisitions). EBITDA will be determined after taking into account the accrual for these bonus payments.

Projected EBITDA for the years ended December 31, 1997 and 1998 is $35,000,000 and $37,700,000, respectively. EBITDA targets for 1999 and later years will be set each year, by unanimous consent of the Board of Directors, by February 1 of the bonus year.

The bonus realization matrix for the annual incentive bonus program will be:

                  Percent EBITDA                            Percent Salary
                        <90%                                     0%
                         90%                                  25.0%
                         91%                                  27.5%
                         92%                                  30.0%
                         93%                                  32.5%
                         94%                                  35.0%
                         95%                                  37.5%
                         96%                                  40.0%
                         97%                                  42.5%
                         98%                                  45.0%
                         99%                                  47.5%
                        100%                                  50.0%
                        101%                                  55.0%
                        102%                                  60.0%
                        103%                                  65.0%
                        104%                                  70.0%
                        105%                                  75.0%
                        106%                                  80.0%
                        107%                                  85.0%
                        108%                                  90.0%
                        109%                                  95.0%
                        110%                                 100.0%
                       >110%                                 100.0%


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Prime Succession Acquisition Corp.
345 Park Avenue
New York, New York, 10154


                                  SCHEDULE B

FORECAST

Twelve months ended December 31, 1997                     $35,000,000
Twelve months ended December 31, 1998                     $37,700,000
Twelve months ended December 31, 1999                     $40,400,000
Twelve months ended December 31, 2000                     $43,200,000
Twelve months ended December 31, 2001                     $46,300,000
Twelve months ended December 31, 2002                     $49,100,000
Twelve months ended December 31, 2003                     $52,000,000
Twelve months ended December 31, 2004                     $55,000,000
Twelve months ended December 31, 2005                     $58,100,000


Long Term Incentive Bonus

In order to earn the Long Term Incentive Bonus, Prime Succession Inc. must have achieved through the Exit Relevant Period (as defined in the Put/Call agreement) 95% of the accumulated EBITDA as computed from the Forecast. If the Exit Relevant Period is not a calendar year, the EBITDA forecast will be pro-rated based on the applicable period.

The above amount of Long Term Incentive Bonus is calculated as follows:

PERIOD IN WHICH CLOSING OCCURS                                  AMOUNT

Prior to January 1, 2002                                       $500,000
January 01, 2002 to December 31, 2002                          $600,000
January 01, 2003 to December 31, 2003                          $700,000
January 01, 2004 to December 31, 2004                          $800,000
January 01, 2005 or thereafter                                 $900,000


The formal employment agreement referred to in Paragraph 6 will contain provisions for vesting rights (assuming entitlement targets have been met) in the Long Term Incentive Bonus over an eight year period.